SUPPLEMENT DATED FEBRUARY 12, 2021
to the following variable annuity prospectuses dated May 1, 2020

Leaders II/IIR/III
Wells Fargo Leaders I-II
Leaders / Chase I-II
Classic Leaders
Leaders Select
Huntington Leaders
Select Leaders V

ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Seven

Leaders II/IIR/III
Wells Fargo Leaders I-II
Select Leaders V
Leaders Outlook II/IIR/III
Wells Fargo Leaders Outlook I-II
Select Leaders Outlook III
Leaders I/IR
Leaders Solution I/IR

ISSUED BY:
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

This supplement updates certain information in the prospectus and should be attached to the prospectus and retained for future reference.

Invesco V.I. Value Opoportunity Fund
At meetings held November 30 – December 2, 2020, the Board of Trustees of Invesco V.I. Managed Volatility Fund and Invesco V.I. Value Opportunities Fund (each a “Target Fund” and together, the “Target Funds”), each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.

Target Fund	Acquiring Fund
Invesco V.I. Value Opportunity Fund	Invesco V.I. American Value Fund
The Agreement requires approval by each Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholders meeting to be held in or around April 2021. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied or waived, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganizations, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and a reorganization will be effected only if that Target Fund’s shareholders approve the Agreement.

Invesco V.I. Mid Cap Core Equity Fund
Effective on or about April 30, 2021, the Invesco V.I. Mid Cap Core Equity Fund and all references thereto are changing to “Invesco V.I. Main Street Mid Cap Fund.”

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Effective on or about April 30, 2021 the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund and all references thereto are changing to “Invesco V.I. Discovery Mid Cap Growth Fund.”

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